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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                (Amendment No. )

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): March 2, 2005 (March 1, 2005)


                               TNR Technical, Inc.
                               -------------------
             (Exact name of registrant as specified in its charter)

                                    New York
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            (State or jurisdiction of incorporation or organization)

                                     0-13011
                            ------------------------
                            (Commission File Number)

                                   11-2565202
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                     (I.R.S. Employer Identification Number)

                    301 Central Park Drive, Sanford, FL 32771
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               (Address of principal executive offices (Zip Code)

                   Registrant's telephone number: 407-321-3011

                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))


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Item 5.03         Change in Fiscal Year

                  On March 1, 2005, the Board of Directors of TNR Technical, Inc. approved a resolution to change its fiscal year to end on June 30th of each year commencing on June 30, 2005. TNR intends to file a Form 10-Q for its recent quarter ended January 31, 2005 and for its current quarter ended April 30, 2005 and subsequently filing a transitional report on Form 10-K for its year ended June 30, 2005.

                  The change in fiscal year was made to move TNR to a more natural calendar quarter. This change in fiscal year also has the effect of delaying compliance with Section 404 of Sarbanes-Oxley Act of 2002, as amended, and Item 308 of Regulation S(K) until TNR files its Form 10-K for its year ended June 30, 2006. TNR is not aware of any weaknesses, nor have there been any material changes in internal controls over financial reporting.




                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(b) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       TNR Technical, Inc.


Dated:  March 2, 2005                  By: /s/ Wayne Thaw
                                       ------------------------------------
                                       Wayne Thaw, Chief Executive Officer